UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 29, 2013

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(828) 669-2941
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the first two paragraphs of Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the first two paragraphs of Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On May 29, 2013, Ingles Markets, Incorporated (the "Company”) and certain lenders amended its $175 million line of credit agreement to:

●	Extend the maturity date from December 29, 2015 to May 29, 2018; and
●	Increase the maximum consolidated net debt to EBITDA ratio that the Company is required to maintain to 5.25:1.0; and
●	Modify the applicable rate and the consolidated leverage ratio at which such applicable rate is subject to change; and
●	Maintain consolidated net worth of not less than the sum of (i) an amount equal to 85% of the consolidated net worth of the Company as on March 30, 2013, (ii) an amount equal to 50% of the consolidated net worth of the Company earned in each full fiscal quarter ending after March 30, 2013 (with no deduction for a net loss in any such fiscal quarter) and (iii) an amount equal to 50% of the aggregate increases in shareholders’ equity of the Company after May 29, 2013 by reason of the issuance and sale of equity interests of the Company (other than issuances to the Company), including upon any conversion of debt securities of the Company into such equity interests.

On May 29, 2013 the Company and certain lenders amended the Continuing Covenant and Collateral Agency Agreement (the “Covenant Agreement”) under its $99.7 million Recovery Zone Facility Bonds to:

●	Extend the maturity date of the Covenant Agreement from January 2, 2018 to June 30, 2021; and
●	Increase the maximum consolidated net debt to EBITDA ratio that we are required to maintain to 5.25:1.0 until June 30, 2018, at which date it is reduced to 5.0:1.0; and
●	Modify the applicable rate and the consolidated leverage ratio at which such applicable rate is subject to change.

On May 31, 2013, the Company issued a press release announcing the pricing of $700 million aggregate principal amount of its senior notes due 2023 in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.  This transaction was initiated on May 29, 2013.  The press release also announced the line of credit and Covenant Agreement transactions listed above.

The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued May 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date:	May 31, 2013
		By:	/s/ Ronald B. Freeman
Ronald B. Freeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 31, 2013